Exhibit 99.1
News Release
FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1150	(404) 407-1984
jimfleming@cousinsproperties.com	camerongolden@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED JUNE 30, 2009
          ATLANTA (August 10, 2009) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and six months ended June 30, 2009. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
          Funds from Operations Available to Common Stockholders (“FFO”) was $23.4 million, or $0.45 per share, before certain non-cash impairment, valuation and retirement charges discussed below for the second quarter of 2009, compared with FFO of $16.1 million, or $0.30 per share, for the second quarter of 2008. FFO was $30.9 million, or $0.59 per share, before such charges for the six months ended June 30, 2009, compared with $29.9 million, or $0.57 per share, for the same period in 2008.
          Net Income Available to Common Stockholders (“Net Income Available”) was $7.0 million, or $0.13 per share, before such non-cash impairment, valuation and retirement charges for the quarter ended June 30, 2009, compared with Net Income Available of $2.9 million, or $0.05 per share, for the second quarter of 2008. Net Income Available was $167.5 million, or $3.21 per share, before such charges for the six months ended June 30, 2009, compared with $4.8 million, or $0.09 per share, for the same period in 2008.
          The Company recorded $88.3 million of non-cash impairment, valuation and retirement charges during the second quarter of 2009, which consisted of the following:
•	Impairment charge on 10 Terminus Place — $34.9 million,

•	Impairment charges on investments in joint ventures — $28.1 million,

•	Valuation allowance recorded on deferred tax asset — $15.9 million,

•	Write-off of pre-development expenses — $3.1 million,

•	Retirement charges for the former Chief Executive Officer — $2.0 million, and
-MORE-
191 Peachtree Street NE    •    Suite 3600   •   Atlanta, Georgia 30303-1740    •    404/407-1000    •    FAX 404/407-1002

CUZ Reports Second Quarter Results

August 10, 2009
•	Other reserves and impairments — $4.2 million.
          After such non-cash impairment, valuation and retirement charges, FFO was a loss of $64.9 million, or $1.24 per share, for the second quarter of 2009 and a loss of $57.3 million, or $1.10 per share, for the six months ended June 30, 2009. Net Loss Available to Common Stockholders, after such non-cash and retirement charges, was $81.3 million, or $1.56 per share, for the second quarter of 2009 and Net Income Available was $79.3 million, or $1.52 per share, for the six months ended June 30, 2009.
          A reconciliation of FFO and Net Income (Loss) Available before certain non-cash impairment, valuation and retirement charges is as follows:

	2nd Quarter 2009		Six Months 2009
	$ (000)	Per Share	$ (000)	Per Share

FFO Before Certain Charges	$23,387	$0.45	$30,941	$0.59

Certain Non-Cash Impairment, Valuation and Retirement Charges:
Impairment charge on 10 Terminus	(34,900)	(0.67)	(34,900)	(0.67)
Impairment charges on Investments in Joint Ventures	(28,130)	(0.54)	(28,130)	(0.54)
Valuation allowance on deferred tax asset	(15,907)	(0.30)	(15,907)	(0.30)
Write-off of pre-development expenses	(3,100)	(0.06)	(3,100)	(0.06)
Retirement charges for former CEO	(2,026)	(0.04)	(2,026)	(0.04)
Other reserves and impairments	(4,219)	(0.08)	(4,219)	(0.08)

Total	(88,282)	(1.69)	(88,282)	(1.69)

FFO	$(64,895)	$(1.24)	$(57,341)	$(1.10)

Net Income Available Before Certain Charges	$6,969	$0.13	$167,540	$3.21
Certain Non-Cash Impairment, Valuation and Retirement Charges	(88,282)	(1.69)	(88,282)	(1.69)

Net Income (Loss) Available	$(81,313)	$(1.56)	$79,258	$1.52

          The Company recorded impairment charges on its 10 Terminus Place condominium project and on its investments in certain residential joint ventures to write these assets to their estimated fair value. The impairment on 10 Terminus Place reflects the overall general condition of the condominium market and the relatively high discount rates associated with this product type. The impairments on the residential joint ventures represent the other-than-temporary decline in the fair values of the Company’s investment in the joint ventures below their carrying amounts, in accordance with Accounting Principles Board Opinion No. 18. These impairments are the result of the continued decline in the market for residential lots and the increasing discount rates for this product.
          The Company recorded a valuation allowance on its deferred tax assets following an assessment of the recoverability of deferred tax assets at Cousins Real Estate Corporation (“CREC”), the Company’s taxable REIT subsidiary. This allowance reflects the application of Statement of Financial Accounting Standards No. 109, which requires companies to record an allowance against deferred tax assets when, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. CREC has been in a cumulative loss position in recent years and will likely be
-MORE-

CUZ Reports Second Quarter Results

August 10, 2009
in a loss position for 2009. While the Company believes CREC will be profitable in the long term, this cumulative loss and the uncertainty about CREC’s profitability in the near term as a result of the continued decline in the housing market were factors that the Company considered in determining that the allowance was appropriate.
          Second quarter highlights of the Company included the following:
•	Executed a 50,000-square-foot lease with Firethorn Holdings, LLC in Terminus 200, a 25-story office building under construction at the Company’s Terminus development in Atlanta, Georgia. Executed or renewed an additional 261,000 square feet of office leases.

•	Executed a 28,000-square-foot lease with Bed, Bath & Beyond at the Avenue Carriage Crossing, a 511,000-square-foot retail center in Memphis, Tennessee. Executed or renewed an additional 186,000 square feet of retail leases.

•	Executed 104,000 square feet of industrial leases.

•	Repaid in full the $83.3 million mortgage note payable secured by the San Jose MarketCenter for approximately $70.3 million and recognized a gain on extinguishment of this debt of approximately $12.5 million.
          At June 30, 2009, the Company’s portfolio of operational office buildings was 90% leased, its portfolio of operational retail centers was 82% leased and its operational industrial buildings were 44% leased.
          “It is a real tribute to our leasing and asset management teams that leasing efforts continue to show positive results in spite of overall economic and market conditions,” said Larry Gellerstedt, CEO of Cousins. “While the non-cash charges unfortunately reflect the current state of the real estate markets, we believe Cousins is in a much better position than many REITs with current debt maturities and prudent management of our balance sheet. We continue to position Cousins to be able to take advantage of opportunities in distressed markets, and we are hopeful that we will see some significant opportunities within the next year.”
          The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
          The Company will conduct a conference call at 2:00 p.m. (Eastern Time) on Tuesday, August 11, 2009, to discuss the results of the quarter ended June 30, 2009. The number to call for this interactive
-MORE-

CUZ Reports Second Quarter Results

August 10, 2009
teleconference is (212) 231-2900. A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21431729. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q2 2009 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com. and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
          Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail, industrial and land development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 4,000 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
          Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential and condominium markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.
-MORE-

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
REVENUES:
Rental property revenues	$37,095	$36,700	$74,604	$71,007
Fee income	8,172	7,802	16,216	15,360
Residential lot, multi-family and outparcel sales	4,513	1,255	7,061	2,999
Interest and other	1,285	940	2,271	2,300

	51,065	46,697	100,152	91,666

COSTS AND EXPENSES:
Rental property operating expenses	15,159	14,583	32,472	28,021
General and administrative expenses	9,948	8,965	19,366	19,296
Separation expenses	2,026	48	2,370	316
Reimbursed general and administrative expenses	4,030	4,054	8,258	7,840
Depreciation and amortization	15,381	12,611	28,437	23,876
Residential lot, multi-family and outparcel cost of sales	3,208	832	4,938	1,778
Interest expense	10,560	7,367	20,990	13,642
Impairment loss	36,500	—	36,500	—
Other	4,432	549	5,978	2,304

	101,244	49,009	159,309	97,073

GAIN ON EXTINGUISHMENT OF DEBT	12,498	—	12,498	—

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES AND GAIN ON SALE OF INVESTMENT PROPERTIES	(37,681)	(2,312)	(46,659)	(5,407)

(PROVISION) BENEFIT FOR INCOME TAXES FROM OPERATIONS	(11,293)	2,176	(7,352)	5,393

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
Equity in net income (loss) from unconsolidated joint ventures	(1,231)	2,239	589	5,056
Impairment loss on investment in unconsolidated joint ventures	(28,130)	—	(28,130)	—

	(29,361)	2,239	(27,541)	5,056

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(78,335)	2,103	(81,552)	5,042

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	801	5,212	168,235	9,004

INCOME (LOSS) FROM CONTINUING OPERATIONS	(77,534)	7,315	86,683	14,046

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Loss from discontinued operations	—	(341)	(7)	(749)
Gain on sale of investment properties	146	—	146	—

	146	(341)	139	(749)

NET INCOME (LOSS)	(77,388)	6,974	86,822	13,297

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(698)	(251)	(1,110)	(922)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(78,086)	6,723	85,712	12,375

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,812)	(6,454)	(7,625)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(81,313)	$2,911	$79,258	$4,750

PER COMMON SHARE INFORMATION — BASIC:
Income (loss) from continuing operations	$(1.56)	$0.07	$1.52	$0.10
Income (loss) from discontinued operations	—	(0.01)	—	(0.01)

Basic net income (loss) available to common stockholders	$(1.56)	$0.06	$1.52	$0.09

PER COMMON SHARE INFORMATION — DILUTED:
Income (loss) from continuing operations	$(1.56)	$0.06	$1.52	$0.10
Income (loss) from discontinued operations	—	(0.01)	—	(0.01)

Diluted net income (loss) available to common stockholders	$(1.56)	$0.05	$1.52	$0.09

DIVIDENDS DECLARED PER COMMON SHARE	$0.25	$0.37	$0.50	$0.74

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net Income (Loss) Available to Common Stockholders	$(81,313)	$2,911	$79,258	$4,750
Depreciation and amortization:
Consolidated properties	15,381	12,611	28,437	23,876
Discontinued properties	—	174	—	348
Share of unconsolidated joint ventures	2,174	1,473	4,332	2,864
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(938)	(961)	(1,906)	(1,731)
Discontinued properties	—	(6)	—	(13)
Share of unconsolidated joint ventures	(14)	(26)	(24)	(51)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(801)	(5,212)	(168,235)	(9,004)
Discontinued properties	(146)	—	(146)	—
Share of unconsolidated joint ventures	16	—	(12)	—
Gain on sale of undepreciated investment properties	746	5,156	955	8,892

Funds From Operations Available to Common Stockholders	$(64,895)	$16,120	$(57,341)	$29,931

Per Common Share — Basic:
Net Income (Loss) Available	$(1.56)	$.06	$1.52	$.09

Funds From Operations	$(1.24)	$.31	$(1.10)	$.57

Weighted Average Shares-Basic	52,278	52,251	52,278	52,230

Per Common Share — Diluted:
Net Income (Loss) Available	$(1.56)	$.05	$1.52	$.09

Funds From Operations	$(1.24)	$.30	$(1.10)	$.57

Weighted Average Shares-Diluted	52,278	53,096	52,278	52,903

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders [“Net Income (Loss) Available”] for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders [computed in accordance with accounting principles generally accepted in the United States (“GAAP”)], excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	June 30,	December 31,
	2009	2008
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $209,701 and $182,050 in 2009 and 2008, respectively	$955,668	$853,450
Projects under development	56,992	172,582
Land held for investment or future development	130,269	115,862
Residential lots under development	61,136	59,197
Multi-family units held for sale	40,001	70,658

Total properties	1,244,066	1,271,749

CASH AND CASH EQUIVALENTS	54,121	82,963
RESTRICTED CASH	4,280	3,636
NOTES AND OTHER RECEIVABLES, net of allowance for doutbful accounts of $2,921 and $2,764 in 2009 and 2008, respectively	53,620	51,267
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	167,780	200,850
OTHER ASSETS	66,908	83,330

TOTAL ASSETS	$1,590,775	$1,693,795

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$943,792	$942,239
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	54,857	65,026
DEFERRED GAIN	4,564	171,838
DEPOSITS AND DEFERRED INCOME	6,802	6,485

TOTAL LIABILITIES	1,010,015	1,185,588

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	12,755	3,945

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2009 and 2008	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2009 and 2008	94,775	94,775
Common stock, $1 par value, 150,000,000 shares authorized, 55,863,169 and 54,922,173 shares issued in 2009 and 2008, respectively	55,863	54,922
Additional paid-in capital	379,389	368,829
Treasury stock at cost, 3,570,082 shares in 2009 and 2008	(86,840)	(86,840)
Accumulated other comprehensive loss on derivative instrument	(13,089)	(16,601)
Cumulative undistributed net income (distributions in excess of net income)	30,217	(23,189)

TOTAL STOCKHOLDERS’ INVESTMENT	535,142	466,723

Nonredeemable noncontrolling interests	32,863	37,539

TOTAL EQUITY	568,005	504,262

TOTAL LIABILITIES AND EQUITY	$1,590,775	$1,693,795

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	34,491	217,441	17,672	1,839	2,911	6,978	(4,138)	7,590	160,571	(81,313)	79,258

FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING CERTAIN LOSSES ON EXTINGUISHMENT OF DEBT	73,746	74,469	48,437	13,811	16,120	20,931	10,152	61,014	7,554	(64,895)	(57,341)

BASIC WEIGHTED AVERAGE COMMON SHARES	51,187	51,828	52,796	52,209	52,251	52,270	52,307	52,260	52,279	52,278	52,278
DILUTED WEIGHTED AVERAGE COMMON SHARES	52,977	53,659	54,019	52,741	53,096	52,686	52,307	52,664	52,279	52,278	52,278

NET INCOME (LOSS) PER COMMON SHARE — BASIC	0.67	4.20	0.33	0.04	0.06	0.13	(0.08)	0.15	3.07	(1.56)	1.52
NET INCOME (LOSS) PER COMMON SHARE — DILUTED	0.65	4.05	0.33	0.03	0.05	0.13	(0.08)	0.14	3.07	(1.56)	1.52

FFO PER COMMON SHARE — BASIC	1.44	1.44	0.92	0.26	0.31	0.40	0.19	1.17	0.14	(1.24)	(1.10)
FFO PER COMMON SHARE — DILUTED	1.39	1.39	0.90	0.26	0.30	0.40	0.19	1.16	0.14	(1.24)	(1.10)

(A) 2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	7,279

REGULAR COMMON DIVIDENDS:
CASH	74,649	75,495	76,782	18,974	18,992	18,995	12,846	69,807	12,838	4,283	17,121
COMMON STOCK	—	—	—	—	—	—	—	—	—	8,551	8,551

SPECIAL COMMON DIVIDEND	—	175,470	—	—	—	—	—	—	—	—	—

REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.25	1.36	0.25	0.25	0.50
SPECIAL COMMON DIVIDEND PER SHARE	—	3.40	—	—	—	—	—	—	—	—	—

COMMON STOCK PRICE AT PERIOD END	28.30	35.27	22.10	24.71	23.10	25.23	13.85	13.85	6.44	8.50	8.50
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	50,665	51,748	51,280	51,292	51,336	51,383	51,352	51,352	51,342	52,293	52,293

PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	25.75	25.90	22.38	21.14	22.50	18.00	12.24	12.24	13.70	15.01	15.01
NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	2,993	2,993	2,993	2,993	2,993

PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.40	25.53	20.59	20.45	21.78	17.00	12.00	12.00	13.16	14.73	14.73
NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	3,791	3,791	3,791	3,791	3,791

COMMON EQUITY MARKET CAPITALIZATION	1,433,820	1,825,152	1,133,288	1,267,425	1,185,862	1,296,393	711,225	711,225	330,642	444,491	444,491
PREFERRED EQUITY MARKET CAPITALIZATION	204,600	205,720	171,880	166,360	177,120	140,000	82,126	82,126	90,894	100,766	100,766
(B) ADJUSTED DEBT (1)	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	1,086,793

TOTAL MARKET CAPITALIZATION	2,152,980	2,407,388	2,078,650	2,331,990	2,262,122	2,409,917	1,867,304	1,867,304	1,505,587	1,632,050	1,632,050

ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	24%	16%	37%	39%	40%	40%	58%	58%	72%	67%	67%

(B) RECOURSE DEBT (1)	196,824	226,855	205,658	328,106	337,110	392,422	491,603	491,603	502,396	580,939	580,939

RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	9%	10%	14%	15%	16%	26%	26%	33%	36%	36%

COMMON EQUITY MARKET CAPITALIZATION	1,433,820	1,825,152	1,133,288	1,267,425	1,185,862	1,296,393	711,225	711,225	330,642	444,491	444,491
PREFERRED EQUITY MARKET CAPITALIZATION	204,600	205,720	171,880	166,360	177,120	140,000	82,126	82,126	90,894	100,766	100,766
(B) TOTAL DEBT (INCLUDING SHARE OF JV’S) (1)	615,645	487,234	846,355	967,832	967,885	1,040,513	1,139,113	1,139,113	1,147,217	1,148,294	1,148,294

TOTAL MARKET CAPITALIZATION	2,254,065	2,518,106	2,151,523	2,401,617	2,330,867	2,476,906	1,932,464	1,932,464	1,568,753	1,693,551	1,693,551

TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	27%	19%	39%	40%	42%	42%	59%	59%	73%	68%	68%

VARIOUS COVENANTS AS DEFINED UNDER THE COMPANY’S CREDIT FACILITY:
LEVERAGE RATIO	39%	29%	45%	49%	48%	48%	51%	51%	54%	52%	52%
COVENANT REQUIREMENT — NO GREATER THAN	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%

FIXED CHARGES RATIO	2.7	2.4	2.5	2.0	2.1	2.3	2.2	2.2	2.1	2.0	2.0
COVENANT REQUIREMENT — NO LESS THAN	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

CONSOLIDATED ENTITY FFO AND NET INCOME:

(C) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
OFFICE:
191 PEACHTREE	0	1,964	9,349	2,661	2,750	2,857	3,071	11,339	789	1,561	2,350
221 PEACHTREE CENTER GARAGE	0	0	510	147	189	189	114	639	124	103	227
AMERICAN CANCER SOCIETY CENTER	11,376	11,774	11,959	3,555	3,598	3,665	3,729	14,547	3,791	3,151	6,942
TERMINUS 100	0	0	5,000	4,056	4,161	3,771	4,398	16,386	3,311	4,750	8,061
ONE GEORGIA CENTER	(1,361)	(219)	(109)	(148)	530	977	1,291	2,650	1,039	1,039	2,078
THE POINTS AT WATERVIEW	1,872	2,124	2,179	531	504	545	547	2,127	509	515	1,024
LAKESHORE PARK PLAZA	722	922	1,794	505	541	515	580	2,141	567	545	1,112
MERIDIAN MARK PLAZA	4,487	4,475	4,339	1,109	1,178	1,136	1,081	4,504	958	972	1,930
555 NORTH POINT CENTER EAST	1,506	1,771	1,882	488	525	426	550	1,989	501	531	1,032
333 NORTH POINT CENTER EAST	1,395	1,183	1,287	310	280	435	424	1,449	417	426	843
200 NORTH POINT CENTER EAST	363	839	1,490	416	406	299	363	1,484	378	393	771
100 NORTH POINT CENTER EAST	1,020	1,035	1,320	458	317	392	362	1,529	391	423	814
600 UNIVERSITY PARK PLACE	1,701	1,107	1,557	425	419	420	415	1,679	394	394	788
GALLERIA 75	1,036	897	649	132	153	169	137	591	22	67	89
COSMOPOLITAN CENTER	0	13	341	125	123	142	69	459	139	129	268
8995 WESTSIDE PARKWAY (FORMERLY ATHEROGENICS)	1,241	1,263	1,278	324	328	328	327	1,307	192	(18)	174
INHIBITEX	666	917	912	229	230	226	225	910	220	226	446

SUBTOTAL	26,024	30,065	45,738	15,323	16,232	16,492	17,683	65,730	13,742	15,207	28,949

RETAIL:
THE AVENUE CARRIAGE CROSSING	743	5,835	6,774	1,487	1,660	1,700	1,867	6,714	1,140	1,255	2,395
THE AVENUE WEBB GIN	0	1,653	5,558	1,612	1,495	1,620	1,240	5,967	1,469	1,503	2,972
SAN JOSE MARKETCENTER	0	3,846	6,450	1,835	1,835	1,876	1,543	7,089	1,693	1,721	3,414
THE AVENUE FORSYTH	0	0	0	73	546	1,184	724	2,527	1,025	955	1,980
TIFFANY SPRINGS MARKETCENTER	0	0	0	0	(3)	492	768	1,257	803	900	1,703
PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	16,623	9,068	(45)	34	1	(3)	(2)	30	0	0	0

SUBTOTAL	17,366	20,402	18,736	5,041	5,534	6,869	6,140	23,584	6,130	6,334	12,464

INDUSTRIAL:
KING MILL — BUILDING 3A	0	405	1,187	297	294	295	297	1,183	299	302	601
KING MILL — BUILDING 3B	0	0	(32)	(72)	(69)	(66)	(53)	(260)	(63)	(66)	(129)
LAKESIDE RANCH — BUILDING 20	0	0	794	240	163	184	181	768	176	190	366
JEFFERSON MILL — BUILDING A	0	0	0	0	(29)	(29)	(91)	(149)	(57)	(57)	(114)

SUBTOTAL	0	405	1,949	465	359	384	334	1,542	355	369	724

OTHER RENTAL OPERATIONS:
OTHER	1,021	203	82	39	(8)	(49)	(51)	(69)	(31)	26	(5)

SUBTOTAL	1,021	203	82	39	(8)	(49)	(51)	(69)	(31)	26	(5)

PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS, RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2	0	0	0	0	0	0	0	0	0	0

TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	44,413	51,076	66,505	20,868	22,117	23,696	24,106	90,787	20,196	21,936	42,132

(D) DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
3100 WINDY HILL RD	2,944	2,676	(1,032)	(233)	(204)	(296)	53	(680)	0	0	0
GA 400 LAND LEASES	1,432	1,537	126	0	0	0	0	0	(5)	0	(5)
FROST BANK TOWER	5,123	4,548	41	0	33	0	19	52	0	0	0
THE AVENUE OF THE PENINSULA	4,446	5,114	65	0	5	3	10	18	0	0	0
3301 WINDY RIDGE PARKWAY	1,693	2,750	224	0	(1)	0	0	(1)	0	0	0
OTHER	718	41	8	0	0	0	0	0	(2)	0	(2)

TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	16,356	16,666	(568)	(233)	(167)	(293)	82	(611)	(7)	0	(7)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

(E) RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY FFO:
OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	1,367	1,656	1,017	755	25	1,551	59	2,390	582	1,125	1,707

TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	842
TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	3,390	6,675	651	0	931	1,695	566	3,192	235	0	235

TOTAL TRACT SALES NET OF COS	18,873	9,156	5,628	3,736	5,672	2,070	918	12,396	331	746	1,077

OTHER INVESTMENT PROPERTY SALES NET OF COST OF SALES — WHOLLY OWNED (1)	0	11,867	8,184	0	415	956	36	1,407	113	0	113

TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	11,867	8,184	0	415	956	36	1,407	113	0	113

LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	4,162	2,877	1,124	43	398	279	107	827	236	180	416
LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	10,479	8,217	1,822	121	237	182	255	795	95	210	305

TOTAL LOT SALES NET OF COS	14,641	11,094	2,946	164	635	461	362	1,622	331	390	721

INTEREST — JOINT VENTURES (1)	(152)	(284)	(238)	(101)	(85)	(139)	(145)	(470)	(137)	(126)	(263)
OTHER — JOINT VENTURES (1)	(528)	(381)	(1,087)	1,014	258	(235)	(641)	396	(146)	(562)	(708)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS — JOINT VENTURES (1)	(62)	0	0	(21)	(21)	(21)	0	(63)	(5)	(9)	(14)
IMPAIRMENT LOSS — JOINT VENTURES (1)	0	0	0	0	0	0	(347)	(347)	0	(2,619)	(2,619)

TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY FFO	34,139	33,108	16,450	5,547	6,899	4,643	242	17,331	1,069	(1,055)	14

(F) MULTI-FAMILY FFO:
MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	1,828	3,731	144	0	0	744	370	1,114	0	0	0
MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)	2	1

TOTAL MULTI-FAMILY FFO	9,010	14,074	(41)	650	(227)	1,717	866	3,006	(1)	2	1

DEVELOPMENT INCOME	3,056	4,585	5,881	1,013	1,219	14,322	1,204	17,758	945	883	1,828

MANAGEMENT FEES	24,058	24,437	24,782	5,791	6,153	6,388	7,072	25,404	6,606	6,437	13,043

LEASING & OTHER FEES	8,084	6,443	5,651	754	430	1,026	2,290	4,500	493	852	1,345

TERMINATION FEES	545	631	5,193	131	(109)	355	30	407	359	1,097	1,456

INTEREST INCOME & OTHER	1,886	742	1,236	1,229	1,049	636	837	3,751	627	188	815

GAIN ON EXTINGUISHMENT OF DEBT	0	0	0	0	0	0	0	0	0	12,498	12,498

GENERAL & ADMINISTRATIVE EXPENSES:
GENERAL & ADMINISTRATIVE EXPENSES	(40,702)	(42,536)	(40,643)	(10,331)	(9,066)	(9,603)	(8,574)	(37,574)	(9,386)	(9,917)	(19,303)
SEPARATION EXPENSES	0	0	0	(268)	(48)	(45)	(825)	(1,186)	(344)	(2,026)	(2,370)
COMMISSION ON DEVELOPMENT FEE	0	0	0	0	0	(3,372)	(42)	(3,414)	(32)	(31)	(63)
REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(15,116)	(16,056)	(17,167)	(3,786)	(3,953)	(4,006)	(4,534)	(16,279)	(4,228)	(4,030)	(8,258)

TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(55,818)	(58,592)	(57,810)	(14,385)	(13,067)	(17,026)	(13,975)	(58,453)	(13,990)	(16,004)	(29,994)

INTEREST EXPENSE CONSOLIDATED:
2007 CREDIT FACILITY — FLOATING @ LIBOR + .75% to 1.25%	0	0	(3,308)	(1,339)	(1,949)	(2,082)	(2,759)	(8,129)	(2,407)	(2,666)	(5,073)
UNSECURED TERM LOAN — FIXED SWAP RATE OF 5.01% + .70% to 1.20%	0	0	(1,977)	(1,470)	(1,479)	(1,479)	(1,524)	(5,952)	(1,387)	(1,647)	(3,034)
THE AMERICAN CANCER SOCIETY CENTER - 6.45%	0	0	(3,027)	(2,240)	(2,240)	(2,263)	(2,264)	(9,007)	(2,215)	(2,240)	(4,455)
333 & 555 NORTH POINT CENTER DEBT - 7%	(2,165)	(2,121)	(2,072)	(510)	(507)	(503)	(500)	(2,020)	(496)	(494)	(990)
MERIDIAN MARK PLAZA DEBT - 8.27%	(2,021)	(1,991)	(1,959)	(484)	(482)	(480)	(477)	(1,923)	(475)	(473)	(948)
600 UNIVERSITY PARK DEBT - 7.38%	(1,009)	(995)	(983)	(243)	(242)	(241)	(240)	(966)	(239)	(238)	(477)
100 NORTH POINT CENTER EAST DEBT - 5.39%	(932)	(932)	(780)	(169)	(172)	(170)	(170)	(681)	(170)	(170)	(340)
200 NORTH POINT CENTER EAST DEBT - 5.39%	(826)	(826)	(736)	(168)	(172)	(170)	(170)	(680)	(170)	(170)	(340)
LAKESHORE PARK PLAZA DEBT - 5.89%		0	0	0	0	(230)	(293)	(523)	(285)	(284)	(569)
LAKESHORE PARK PLAZA DEBT - 6.78%	(648)	(631)	(612)	(150)	(115)	0	0	(265)	0	0	0
KING MILL DEBT - 9%	(34)	(293)	(469)	(121)	(122)	(125)	(125)	(493)	(82)	0	(82)
JEFFERSON MILL DEBT - 9%	0	(23)	(218)	(65)	(67)	(70)	(70)	(272)	(47)	0	(47)
THE POINTS AT WATERVIEW DEBT - 5.66%	(11)	(1,051)	(1,070)	(259)	(258)	(257)	(255)	(1,029)	(254)	(252)	(506)
TERMINUS 100 DEBT - 6.13%	0	0	(2,358)	(2,800)	(2,801)	(2,801)	(2,801)	(11,203)	(2,802)	(2,802)	(5,604)
SAN JOSE MARKETCENTER DEBT - 5.6%	0	0	(448)	(1,223)	(1,224)	(1,225)	(1,222)	(4,894)	(1,226)	(279)	(1,505)
2005 CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	(8,752)	(8,014)	0	0	0	0	0	0	0	0
2005 TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	(2,598)	(3,265)	0	0	0	0	0	0	0	0
BRIDGE LOAN — FLOATING @ LIBOR + .75%	0	0	(855)	0	0	0	0	0	0	0	0
BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,197)	(7,447)	(2)	0	0	0	0	0	0	0	0
THE AVENUE EAST COBB DEBT - 8.39%	(3,153)	(1,546)	0	0	0	0	0	0	0	0	0
CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	(3,979)	(2,103)	0	0	0	0	0	0	0	0	0
OTHER	(1,312)	(363)	(6)	(2)	(1)	(4)	(1)	(8)	(1)	(100)	(101)
CAPITALIZED	17,193	20,553	23,343	4,968	4,464	3,395	2,067	14,894	1,826	1,255	3,081

TOTAL INTEREST EXPENSE CONSOLIDATED	(9,094)	(11,119)	(8,816)	(6,275)	(7,367)	(8,705)	(10,804)	(33,151)	(10,430)	(10,560)	(20,990)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

OTHER EXPENSES — CONTINUING OPERATIONS:
LOSS ON EXTINGUISHMENT OF DEBT (NOT ASSOCIATED WITH PROPERTY SALE)	0	0	(446)	0	0	0	0	0	0	0	0
PROPERTY TAXES & OTHER HOLDING COSTS	(754)	(524)	(579)	(248)	(102)	(307)	(825)	(1,482)	(681)	(1,095)	(1,776)
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (MINORITY INTEREST)	(3,037)	(4,130)	(1,656)	(671)	(251)	(766)	(690)	(2,378)	(412)	(698)	(1,110)
PREDEVELOPMENT & OTHER	(568)	(2,287)	(2,243)	(1,507)	(447)	(1,668)	(945)	(4,567)	(865)	(3,337)	(4,202)
IMPAIRMENT LOSS — CONSOLIDATED	0	0	0	0	0	0	(2,100)	(2,100)	0	(36,500)	(36,500)
IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	0	0	0	0	0	0	0	0	0	(28,130)	(28,130)

TOTAL OTHER EXPENSES	(4,359)	(6,941)	(4,924)	(2,426)	(800)	(2,741)	(4,560)	(10,527)	(1,958)	(69,760)	(71,718)

INCOME TAX (PROVISION)/BENEFIT:
BENEFIT (PROVISION) FROM CONTINUING OPERATIONS	(7,756)	(4,193)	4,423	3,217	2,176	(916)	4,293	8,770	3,941	31,427	35,368
VALUATION ALLOWANCE	0	0	0	0	0	0	0	0	0	(42,720)	(42,720)
(D) DISCONTINUED OPERATIONS (1)	(126)	(2)	0	0	0	0	0	0	0	0	0

TOTAL INCOME TAX (PROVISION)/BENEFIT	(7,882)	(4,195)	4,423	3,217	2,176	(916)	4,293	8,770	3,941	(11,293)	(7,352)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
CONSOLIDATED	(2,951)	(2,911)	(2,768)	(770)	(961)	(989)	(1,004)	(3,724)	(968)	(938)	(1,906)
(D) DISCONTINUED OPERATIONS (1)	0	0	(25)	(7)	(6)	(6)	0	(19)	0	0	0
SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	(5)	(4)	(5)	(6)	(1)	(16)	(5)	(5)	(10)

TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,951)	(2,911)	(2,798)	(781)	(972)	(1,001)	(1,005)	(3,759)	(973)	(943)	(1,916)

(G) JOINT VENTURE FFO (EXCLUDING 905 JUNIPER, 50 BISCAYNE, TEMCO, CL REALTY, PINE MOUNTAIN BUILDERS, HANDY ROAD & VERDE) (1):
CP VENTURE TWO LLC	1,722	1,725	1,654	400	364	406	334	1,504	356	363	719
CP VENTURE FIVE LLC	0	3,849	2,453	606	571	568	509	2,254	548	518	1,066
TEN PEACHTREE PLACE ASSOCIATES	1,506	1,433	1,226	326	331	350	311	1,318	333	349	682
CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,191	1,208	1,208	302	302	302	302	1,208	302	302	604
CRAWFORD LONG — CPI, LLC	1,865	2,007	2,047	533	526	523	512	2,094	531	554	1,085
AVENUE MURFREESBORO	0	0	108	318	442	519	719	1,998	713	732	1,445
PALISADES WEST LLC	0	(11)	127	27	26	27	347	427	1,172	1,276	2,448
OTHER	21,269	11,504	(300)	12	36	(53)	(40)	(45)	(51)	(40)	(91)

TOTAL SHARE OF JOINT VENTURE FFO	27,553	21,715	8,523	2,524	2,598	2,642	2,994	10,758	3,904	4,054	7,958

PREFERRED STOCK DIVIDENDS	(15,250)	(15,250)	(15,250)	(3,813)	(3,812)	(3,812)	(3,520)	(14,957)	(3,227)	(3,227)	(6,454)

FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	73,746	74,469	48,437	13,811	16,120	20,931	10,152	61,014	7,554	(64,895)	(57,341)

LOSS ON EXTINGUISHMENT OF DEBT	0	(18,207)	0	0	0	0	0	0	0	0	0

FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	73,746	56,262	48,437	13,811	16,120	20,931	10,152	61,014	7,554	(64,895)	(57,341)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
CONTINUING OPERATIONS	15,733	3,012	5,535	3,792	5,212	1,387	408	10,799	167,434	801	168,235
(E) LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES (1)	(15,483)	(14,348)	(13,161)	(3,736)	(5,156)	(1,331)	(388)	(10,611)	(209)	(746)	(955)
DISCONTINUED OPERATIONS	1,037	86,495	18,095	0	0	0	2,472	2,472	0	146	146
SHARE OF UNCONSOLIDATED JOINT VENTURES	1,935	135,618	1,186	0	0	0	0	0	28	(16)	12

TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	3,222	210,777	11,655	56	56	56	2,492	2,660	167,253	185	167,438

DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
CONSOLIDATED	(23,319)	(27,913)	(37,028)	(10,495)	(11,650)	(12,283)	(14,773)	(49,201)	(12,088)	(14,443)	(26,531)
(D) DISCONTINUED OPERATIONS (1)	(10,316)	(12,866)	(821)	(167)	(168)	(132)	0	(467)	0	0	0
SHARE OF UNCONSOLIDATED JOINT VENTURES	(8,842)	(8,819)	(4,571)	(1,366)	(1,447)	(1,594)	(2,009)	(6,416)	(2,148)	(2,160)	(4,308)

TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(42,477)	(49,598)	(42,420)	(12,028)	(13,265)	(14,009)	(16,782)	(56,084)	(14,236)	(16,603)	(30,839)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	34,491	217,441	17,672	1,839	2,911	6,978	(4,138)	7,590	160,571	(81,313)	79,258

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
COUSINS’ SHARE OF CP VENTURE TWO LLC -OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%
OFFICE:
FIRST UNION TOWER	8	0	0	0	0	0	0	0	0	0	0
GRANDVIEW II	196	157	(1)	0	0	0	0	0	(5)	0	(5)
100 NORTH POINT CENTER EAST	0	0	0	0	0	0	0	0	0	0	0
200 NORTH POINT CENTER EAST	0	0	0	0	0	0	0	0	0	0	0
PRESBYTERIAN MEDICAL PLAZA	111	106	116	21	29	26	11	87	18	15	33

SUBTOTAL OFFICE	315	263	115	21	29	26	11	87	13	15	28

COUSINS’ SHARE OF CP VENTURE TWO LLC -RETAIL PORTFOLIO	11.50%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%
RETAIL:
NORTH POINT MARKETCENTER	649	668	613	155	143	152	138	588	140	166	306
MANSELL CROSSING II	144	153	72	0	0	0	(6)	(6)	0	0	0
GREENBRIER MARKETCENTER	517	534	511	133	128	137	134	532	140	131	271
LOS ALTOS MARKETCENTER	354	358	345	90	65	91	57	303	63	53	116

SUBTOTAL RETAIL	1,664	1,713	1,541	378	336	380	323	1,417	343	350	693

TOTAL REVENUES LESS OPERATING EXPENSES	1,979	1,976	1,656	399	365	406	334	1,504	356	365	721
INTEREST EXPENSE	(240)	(231)	0	0	0	0	0	0	0	0	0
OTHER, NET	(17)	(20)	(2)	1	(1)	0	0	0	0	(2)	(2)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,722	1,725	1,654	400	364	406	334	1,504	356	363	719
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(667)	(670)	(477)	(112)	(111)	(131)	(195)	(549)	(107)	(109)	(216)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	736	1,224	0	0	0	0	0	12	0	12

NET INCOME (LOSS)	1,055	1,791	2,401	288	253	275	139	955	261	254	515

COUSINS’ SHARE OF CP VENTURE FIVE (2):		40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	0	1,382	723	175	182	184	169	710	176	168	344
THE AVENUE PEACHTREE CITY	0	843	491	122	116	112	108	458	117	110	227
THE AVENUE WEST COBB	0	1,132	685	167	142	152	125	586	133	123	256
THE AVENUE VIERA	0	947	620	164	155	153	153	625	155	148	303
VIERA MARKETCENTER	0	198	208	55	50	52	40	197	52	54	106

TOTAL REVENUES LESS OPERATING EXPENSES	0	4,502	2,727	683	645	653	595	2,576	633	603	1,236
INTEREST EXPENSE	0	(634)	(350)	(87)	(86)	(86)	(86)	(345)	(85)	(85)	(170)
OTHER, NET	0	(19)	76	10	12	1	0	23	0	0	0

FUNDS FROM OPERATIONS	0	3,849	2,453	606	571	568	509	2,254	548	518	1,066
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(2,018)	(1,205)	(261)	(269)	(359)	(314)	(1,203)	(271)	(207)	(478)

NET INCOME (LOSS)	0	1,831	1,248	345	302	209	195	1,051	277	311	588

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,326	2,239	2,020	516	521	539	523	2,099	526	541	1,067
INTEREST EXPENSE	(820)	(806)	(794)	(190)	(190)	(189)	(212)	(781)	(193)	(192)	(385)

FUNDS FROM OPERATIONS	1,506	1,433	1,226	326	331	350	311	1,318	333	349	682
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,128)	(1,060)	(1,052)	(267)	(267)	(267)	(243)	(1,044)	(260)	(261)	(521)

NET INCOME	378	373	174	59	64	83	68	274	73	88	161

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	1,191	1,208	1,208	302	302	302	302	1,208	302	302	604
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,191	1,208	1,208	302	302	302	302	1,208	302	302	604
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(33)	(32)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(16)

NET INCOME	1,158	1,176	1,176	294	294	294	294	1,176	294	294	588

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,467	3,586	3,601	918	909	904	892	3,623	909	930	1,839
INTEREST EXPENSE	(1,602)	(1,579)	(1,554)	(385)	(383)	(381)	(380)	(1,529)	(378)	(376)	(754)

FUNDS FROM OPERATIONS	1,865	2,007	2,047	533	526	523	512	2,094	531	554	1,085
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,447)	(1,468)	(1,352)	(321)	(321)	(321)	(324)	(1,287)	(312)	(307)	(619)

NET INCOME	418	539	695	212	205	202	188	807	219	247	466

COUSINS’ SHARE OF AVENUE MURFREESBORO (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	554	680	753	844	1,136	3,413	937	948	1,885
OTHER, NET	0	0	0	0	0	27	0	27	0	0	0
INTEREST EXPENSE	0	0	(442)	(362)	(311)	(352)	(417)	(1,442)	(224)	(216)	(440)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(4)	(4)	(5)	(6)	(1)	(16)	(5)	(5)	(10)

FUNDS FROM OPERATIONS	0	0	108	314	437	513	718	1,982	708	727	1,435
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(310)	(351)	(425)	(462)	(708)	(1,946)	(618)	(638)	(1,256)

NET INCOME	0	0	(202)	(37)	12	51	10	36	90	89	179

COUSINS’ SHARE OF PALISADES WEST LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	(11)	127	27	26	27	347	427	1,172	1,276	2,448
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(11)	127	27	26	27	347	427	1,172	1,276	2,448
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	(170)	(170)	(532)	(586)	(1,118)

NET INCOME	0	(11)	127	27	26	27	177	257	640	690	1,330

COUSINS’ SHARE OF 905 JUNIPER, LLC (2):	72%

MULTI-FAMILY SALES, NET OF COS	514	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	514	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	514	0	0	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC (2):	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	6,515	10,172	(3,327)	199	195	1,263	487	2,144	0	0	0
OTHER, NET	153	171	3,142	451	(422)	(290)	9	(252)	(1)	2	1

FUNDS FROM OPERATIONS	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)	2	1
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)	2	1

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	15,874	11,344	(65)	(5)	47	6	(19)	29	3	13	16
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(28)	(28)	(56)
OTHER, NET	5,411	172	(235)	17	(11)	(59)	(21)	(74)	(26)	(25)	(51)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(12)	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,269	11,504	(300)	12	36	(53)	(40)	(45)	(51)	(40)	(91)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,014)	(2,991)	(19)	(35)	(35)	(35)	(35)	(140)	(35)	(35)	(70)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	1,935	134,882	(41)	0	0	0	0	0	16	(16)	0

NET INCOME	18,190	143,395	(360)	(23)	1	(88)	(75)	(185)	(70)	(91)	(161)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	4,092	7,523	697	14	32	992	(1)	1,037	0	0	0
INTEREST EXPENSE	(152)	(146)	(139)	(34)	(33)	(33)	(32)	(132)	(32)	(32)	(64)
OTHER, NET	105	125	(274)	(89)	276	(128)	(293)	(234)	(168)	(212)	(380)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(21)	(21)	(21)	0	(63)	(5)	(9)	(14)
IMPAIRMENT LOSS	0	0	0	0	0	0	(22)	(22)	0	0	0

FUNDS FROM OPERATIONS	4,045	7,502	284	(130)	254	810	(348)	586	(205)	(253)	(458)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(114)	(114)	(123)	(11)	(11)	(11)	(12)	(45)	(5)	(9)	(14)

NET INCOME	3,931	7,388	161	(141)	243	799	(360)	541	(210)	(262)	(472)

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	9,052	6,629	1,736	101	1,093	885	716	2,795	335	178	513
INTEREST EXPENSE	0	0	(99)	(44)	(40)	(88)	(74)	(246)	(82)	(71)	(153)
OTHER, NET	(150)	(137)	(638)	1,110	(12)	(100)	(340)	658	29	(343)	(314)
IMPAIRMENT LOSS	0	0	0	0	0	0	(325)	(325)	0	(2,619)	(2,619)

FUNDS FROM OPERATIONS	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282	(2,855)	(2,573)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282	(2,855)	(2,573)

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	725	739	41	6	43	0	106	155	(5)	32	27
OTHER, NET	0	0	0	0	0	0	(1)	(1)	0	0	0

FUNDS FROM OPERATIONS	725	739	41	6	43	0	105	154	(5)	32	27
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	725	739	41	6	43	0	105	154	(5)	32	27

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	(138)	0	(23)	(12)	(18)	(39)	(92)	(23)	(23)	(46)
OTHER, NET	0	(155)	(175)	(7)	(6)	(7)	(7)	(27)	(7)	(7)	(14)

FUNDS FROM OPERATIONS	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)	(30)	(60)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)	(30)	(60)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):	4.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	(483)	(214)	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(62)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(545)	(214)	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(439)	(467)	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	(984)	(681)	0	0	0	0	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL

FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
6/30/2009
($ in thousands)

							Company’s		Company’s	Actual or
	Company	Total	Leased GLA (%)			Company’s	Share of		Share of	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Cost Incurred		Remaining	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	at 6/30/09		Costs	Fully Operational
OFFICE

Terminus 200 (Atlanta, GA)	565,000	565,000	9%	50%	$177,300	$88,650	$53,352		$35,298	const. - 3Q-09 fully operational 3Q-10

Palisades West Building 2 (Austin, TX)	157,000	157,000	24%	50%	38,500	19,250	11,379		7,871	const. - 4Q-08 fully operational 4Q-09

TOTAL OFFICE	722,000	722,000			215,800	107,900	64,731		43,169

RETAIL

Tiffany Springs MarketCenter (Kansas City, MO)	249,000	587,000	89%	88.5%	59,700	52,828	52,374		454	const. - 3Q-08 fully operational 3Q-09

TOTAL RETAIL	249,000	587,000			59,700	52,828	52,374		454

TOTAL PORTFOLIO	971,000	1,309,000			$275,500	$160,728	$117,105	(4)	43,623

AMOUNT ESTIMATED TO BE FUNDED BY CONSTRUCTION LOAN									(34,766)

AMOUNT ESTIMATED TO BE FUNDED BY THE COMPANY									$8,857

(1)	This schedule includes all Office and Retail projects under construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost columns represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores that may own their own property and other non-owned property contained within the named development.

(4)	Reconciliation to Condensed Consolidated Balance Sheet

Total Cousins’ Share of Cost Incurred per above schedule	$117,105
Less: Investment in unconsolidated joint ventures Palisades West Building 2	(11,379)
Terminus 200	(53,352)
Add: Prudential’s 11.5% interest in Tiffany Springs MarketCenter	5,815
Less: Accumulated depreciation on partially operational consolidated properties	(1,197)

Consolidated projects under development per balance sheet	$56,992

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of June 30, 2009

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	3/31/2009	6/30/2009
I.	OFFICE OPERATING PROPERTIES
	191 Peachtree Tower	Atlanta	Georgia	1,219,000	100.00%	71%	71%
	Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
	The American Cancer Society Center	Atlanta	Georgia	993,000	100.00%	97%	97%
	Terminus 100	Atlanta	Georgia	656,000	100.00%	97%	94%
	One Georgia Center (a)	Atlanta	Georgia	375,000	88.50%	100%	99%
	Emory University Hospital Midtown Medical Office Tower	Atlanta	Georgia	358,000	50.00%	97%	97%
	Ten Peachtree Place	Atlanta	Georgia	260,000	50.00%	92%	92%
	Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	97%	97%
	Lakeshore Park Plaza (b)	Birmingham	Alabama	196,000	100.00%	96%	97%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	92%	92%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	98%	98%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%
	200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	97%	94%
	600 University Park Place (b)	Birmingham	Alabama	123,000	100.00%	100%	100%
	Galleria 75	Atlanta	Georgia	114,000	100.00%	40%	54%
	Cosmopolitan Center	Atlanta	Georgia	83,000	100.00%	88%	90%
	Presbyterian Medical Plaza	Charlotte	North Carolina	69,000	11.50%	81%	81%
	8995 Westside Parkway (formerly known as AtheroGenics)	Atlanta	Georgia	51,000	100.00%	29%	23%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

	Total Office Operating Portfolio			6,732,000			90%

	OFFICE DEVELOPMENT PROPERTIES (c)
	Terminus 200 (a)	Atlanta	Georgia	565,000	50.00%	0%	9%
	Palisades West Building 2	Austin	Texas	157,000	50.00%	24%	24%

	Total Office Development Properties			722,000

	TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,454,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of June 30, 2009

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	3/31/2009	6/30/2009
II.	RETAIL OPERATING PROPERTIES
	The Avenue Murfreesboro	Nashville	Tennessee	751,000	50.00%	75%	84%
	The Avenue Carriage Crossing (b)	Memphis	Tennessee	511,000	100.00%	83%	88%
	The Avenue Forsyth (a)	Atlanta	Georgia	472,000	88.50%	55%	62%
	North Point MarketCenter (d)	Atlanta	Georgia	401,000	10.32%	82%	90%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	99%	98%
	The Avenue Webb Gin	Atlanta	Georgia	351,000	100.00%	80%	83%
	The Avenue Viera	Viera	Florida	332,000	11.50%	93%	94%
	The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	82%	82%
	The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	96%	93%
	San Jose MarketCenter	San Jose	California	214,000	100.00%	97%	96%
	The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	94%	94%
	Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	95%
	Los Altos MarketCenter	Long Beach	California	157,000	10.32%	75%	75%

	Total Retail Operating Properties			4,414,000			82% (e)

	RETAIL DEVELOPMENT PROPERTIES (c)
	Tiffany Springs MarketCenter (a)	Kansas City	Missouri	249,000	88.50%	75%	75%

	Total Retail Development Properties			249,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,663,000

III.	INDUSTRIAL OPERATING PROPERTIES
	King Mill Distribution Park — Building 3	Atlanta	Georgia	796,000	75.00%	52%	65%
	Lakeside Ranch Business Park — Building 20 (b)	Dallas	Texas	749,000	100.00%	48%	48%
	Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%

	TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			44%

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,121,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2009

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,454,000	6,039,000	60%	90%
Retail	4,663,000	2,322,000	23%	82%
Industrial	2,004,000	1,690,000	17%	44%

TOTAL	14,121,000	10,051,000	100%

SUMMARY BY STATE
Georgia	8,575,000	6,619,000	66%	79%
Texas	1,325,000	1,139,000	11%	62%
Tennessee	1,262,000	886,000	9%	86%
North Carolina	1,134,000	540,000	5%	100%
Alabama	319,000	319,000	3%	98%
California	371,000	230,000	2%	94%
Missouri	249,000	220,000	2%	N/A
Florida	510,000	59,000	1%	94%
Virginia	376,000	39,000	1%	98%

	14,121,000	10,051,000	100%

(a)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(b)	These projects are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(c)	These properties are under construction and/or in lease up.

(d)	During July 2009, Hudson Broyhill terminated their lease consisting of approximately 40,000 square feet.

(e)	The Avenue Forsyth was considered a Development Project as of March 31, 2009 and was not included in this percentage as of that date or in any prior periods.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Second Quarter 2009 vs			Six Months 2009 vs
	First Quarter 2009			Six Months 2008
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues (1) less Operating Expenses	6.8%	0.0%	4.0%	1.6%	-7.5%	-2.5%
Cash Basis Rental Property Revenues (2) less Operating Expenses	7.3%	-1.5%	3.7%	0.4%	-7.1%	-2.9%

Note: The following properties are included in the same property portfolio:	Office
	Gateway Village	333 Northpoint Center East
	The American Cancer Society Center	200 Northpoint Center East
	One Georgia Center	100 Northpoint Center East
	Emory University Hospital Midtown Medical Office Tower	600 University Park Place
	Ten Peachtree Place	Galleria 75
	The Points at Waterview	Cosmopolitan Center
	Lakeshore Park Plaza	Presbyterian Medical Plaza
	Meridian Mark Plaza	8995 Westside Parkway (formerly known as AtheroGenics)
	555 Northpoint Center East	Inhibitex
	Terminus 100 (2Q to 1Q only)	191 Peachtree Tower (2Q to 1Q only)

Retail

	The Avenue Carriage Crossing	The Avenue Peachtree City
	North Point MarketCenter	Viera MarketCenter
	Greenbrier MarketCenter	Los Altos MarketCenter
	The Avenue Viera	San Jose MarketCenter
	The Avenue West Cobb	The Avenue Webb Gin
The Avenue East Cobb

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2009
OFFICE
As of June 30, 2009, the Company’s office portfolio included 21 commercial office buildings, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately eight years as of June 30, 2009. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2018 &
	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	247,140	223,124	508,869	205,598	464,256	269,666	286,782	718,726	480,330	1,689,887	5,094,378
% of Leased Space	5%	4%	10%	4%	9%	5%	6%	14%	10%	33%	100%
Annual Contractual
Rent (000’s) (2)	$3,014	$3,527	$6,967	$3,471	$8,864	$5,620	$5,467	$13,320	$11,291	$38,259	$99,800
Annual Contractual
Rent/Sq. Ft. (2)	$12.19	$15.81	$13.69	$16.88	$19.09	$20.84	$19.06	$18.53	$23.51	$22.64	$19.59

Wholly Owned:
Square Feet Expiring (1)	231,783	215,223	498,554	158,469	318,069	245,041	268,372	181,119	397,231	1,310,533	3,824,394 (3)
% of Leased Space	6%	6%	13%	4%	8%	7%	7%	5%	10%	34%	100%
Annual Contractual
Rent (000’s) (2)	$2,869	$3,382	$6,834	$2,555	$6,173	$5,011	$5,195	$3,355	$9,253	$31,581	$76,208
Annual Contractual
Rent/Sq. Ft. (2)	$12.38	$15.72	$13.71	$16.12	$19.41	$20.45	$19.36	$18.52	$23.29	$24.10	$19.93

Joint Venture:
Square Feet Expiring (1)	17,641	11,933	22,592	124,083	278,700	49,250	23,697	1,071,594	165,089	531,241	2,295,820 (4)
% of Leased Space	1%	1%	1%	5%	12%	2%	1%	47%	7%	23%	100%
Annual Contractual
Rent (000’s) (2)	$169	$224	$323	$2,456	$5,185	$1,218	$370	$19,869	$4,078	$10,798	$44,690
Annual Contractual
Rent/Sq. Ft. (2)	$9.55	$18.76	$14.31	$19.80	$18.60	$24.73	$15.60	$18.54	$24.70	$20.33	$19.47

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of June 30, 2009 out of approximately 4,389,000 total rentable square feet.

(4)	Rentable square feet leased as of June 30, 2009 out of approximately 2,343,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2009
RETAIL
As of June 30, 2009, the Company’s retail portfolio included 13 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of June 30, 2009. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2018 &
	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	46,369	48,584	90,721	71,232	43,423	35,192	91,274	338,936	188,378	774,301	1,728,410
% of Leased Space	3%	3%	5%	4%	2%	2%	5%	20%	11%	45%	100%
Annual Contractual
Rent (000’s) (2)	$428	$666	$2,348	$1,643	$1,182	$917	$2,352	$14,108	$5,512	$14,605	$43,761
Annual Contractual
Rent/Sq. Ft. (2)	$9.24	$13.71	$25.88	$23.06	$27.23	$26.05	$25.77	$41.63	$29.26	$18.86	$25.32

Wholly Owned:
Square Feet Expiring (1)	13,301	8,290	62,953	37,993	15,422	9,316	52,767	313,459	142,754	287,350	943,605 (3)
% of Leased Space	1%	1%	7%	4%	2%	1%	6%	33%	15%	30%	100%
Annual Contractual
Rent (000’s) (2)	$158	$169	$1,913	$974	$403	$258	$1,541	$13,560	$4,550	$4,344	$27,870
Annual Contractual
Rent/Sq. Ft. (2)	$11.85	$20.38	$30.39	$25.65	$26.10	$27.64	$29.20	$43.26	$31.87	$15.12	$29.53

Joint Venture:
Square Feet Expiring (1)	162,676	214,582	263,125	299,733	153,614	160,579	215,579	200,520	233,098	945,976	2,849,482 (4)
% of Leased Space	6%	8%	9%	10%	5%	6%	8%	7%	8%	33%	100%
Annual Contractual
Rent (000’s) (2)	$1,643	$4,192	$4,039	$5,874	$3,980	$3,826	$4,539	$4,177	$4,890	$17,301	$54,461
Annual Contractual
Rent/Sq. Ft. (2)	$10.10	$19.53	$15.35	$19.60	$25.91	$23.82	$21.05	$20.83	$20.98	$18.29	$19.11

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of June 30, 2009 out of approximately 1,076,000 total gross leasable area.

(4)	Gross leasable area leased as of June 30, 2009 out of approximately 3,338,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2009
INDUSTRIAL
As of June 30, 2009, the Company’s operating industrial portfolio consisted of King Mill Distribution Park — Building 3, Lakeside Ranch Business Park — Building 20 and Jefferson Mill Business Park — Building A. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	Total

Company’s % share of Joint Venture Properties:
Square Feet Expiring	746,671	746,671
% of Leased Space	100%	100%
Annual Contractual
Rent (000’s) (1)	$2,266	$2,266
Annual Contractual
Rent/Sq. Ft. (1)	$3.04	$3.04

Joint Venture:
Square Feet Expiring	877,021	877,021 (2)
% of Leased Space	100%	100%
Annual Contractual
Rent (000’s) (1)	$2,639	$2,639
Annual Contractual
Rent/Sq. Ft. (1)	$3.01	$3.01

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of June 30, 2009 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET OF TOTAL PORTFOLIO
As of June 30, 2009

			Percentage of Total Portfolio	Average Remaining
	Tenant (1)	Product Type	at the Company’s Share (2)	Lease Term (Years)

1.	Bank of America (3)	Office	5.6%	6.5
2.	Snapper	Industrial	4.1%	3.1
3.	HD Supply	Industrial	3.8%	2.8
4.	Deloitte & Touche	Office	3.6%	14.9
5.	American Cancer Society	Office	2.9%	13.0
6.	Georgia Department of Transportation	Office	2.8%	9.1
7.	AT&T	Office	1.5%	0.3
8.	Internap Network Services	Office	1.3%	10.8
9.	AGL Services Company	Office	1.2%	3.8
10.	MedAssets Net Revenue Systems, LLC	Office	1.2%	5.8
11.	Dimensional Fund Advisors	Office	1.1%	14.3
12.	Bombardier Aerospace Corporation	Office	1.0%	3.7
13.	US South Communications	Office	1.0%	1.9
14.	Georgia Lottery Corporation	Office	1.0%	14.0
15.	Barnes & Noble	Retail	1.0%	7.4
16.	Turner Broadcasting System, Inc.	Office	1.0%	1.9
17.	CB Richard Ellis	Office	0.9%	10.0
18.	Emory University	Office	0.8%	7.5
19.	Citigroup	Office	0.8%	9.3
20.	The Gap Inc.	Retail	0.7%	2.6
21.	Premiere Global Services, Inc.	Office	0.7%	9.2
22.	Limited Brands	Retail	0.7%	7.6
23.	KIDS II, Inc.	Office	0.7%	6.6
24.	Best Buy	Retail	0.6%	9.0
25.	Northside Hospital	Office	0.6%	5.5

	Total leased square feet of Top 25 Largest Tenants		40.6%	7.3

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of all office, retail and industrial properties, whether operating, under development or in the lease-up stage.

(3)	The Company’s economic exposure for this tenant is limited through a joint venture arrangement to a fixed return of approximately $1.2 million per year.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of June 30, 2009

		Company’s		Developable			Cost
		Ownership		Land Area		Year	Basis
Description and Location	Zoned Use	Interest		(Acres)		Acquired	($000) (1)
CONSOLIDATED
Round Rock Land
Austin, TX	Retail and Commercial	100%		60		2005	$17,115
King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%		130	(2)	2005	17,074
Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%		172	(2)	2006	13,753
Terminus
Atlanta, GA	Mixed Use	100%		4		2005	12,451
Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	94	%(3)	15		2007	10,577
615 Peachtree Street
Atlanta, GA	Mixed Use	100%		2		1996	12,490
Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	100	%(4)	48		2006	9,818
Blalock Lakes
Suburban Atlanta, GA	Residential	100%		1,205		2008	9,650
Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%		1,187		2004	5,342
505 / 511 / 555 / 557 Peachtree Street
Atlanta, GA	Mixed Use	100%		1		2004	5,988
Research Park V
Austin, TX	Commercial	100%		6		1998	4,900
Lancaster
Dallas, TX	Industrial	100	%(4)	47		2007	4,844
North Point
Suburban Atlanta, GA	Mixed Use	100%		28		1970-1985	2,469
Land Adjacent to The Avenue Carriage Crossing
Suburban Memphis, TN	Retail	100%		2		2004	1,969
Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Retail	100%		2		2005	946
Wildwood Office Park
Suburban Atlanta, GA	Mixed Use	100%		23		1971-1989	883
The Lakes at Cedar Grove
Suburban Atlanta, GA	Mixed Use	100%		10		2002	—	(5)

TOTAL CONSOLIDATED LAND HELD							$130,269

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of June 30, 2009

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000) (1)
JOINT VENTURES
TEMCO ASSOCIATES, LLC TRACTS:
Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	5,518	2005	$13,161
Happy Valley
Suburban Atlanta, GA	Residential	50%	228	2003	2,908
Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%	95	2002-2005	—	(5)

CL REALTY, L.L.C. TRACTS:
Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545
Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%	363	2002	—	(5)
Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%	138	2002	—	(5)
Waterford Park
Rosenberg, TX	Commercial	50%	37	2005	—	(5)
Village Park
McKinney, TX	Residential	50%	2	2003-2005	—	(5)

OTHER JOINT VENTURES:
Land Adjacent to The Avenue Murfreesboro
Suburban Nashville, TN	Retail	50%	8	2006	5,028
Glenmore Garden Villas
Suburban Charlotte, NC	Multi-Family (6)	50%	16	2007	9,909
Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	36	1971-1989	21,240

Total Acres			9,398

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	A third party has the option to purchase certain tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances, and is obligated to purchase certain other tracts aggregating approximately 89 acres on or before December 31, 2009.

(3)	Ownership percentage reflects blended ownership. A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(5)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

(6)	This project contains two completed townhomes, four partially completed townhomes and 12 ready to build pads, as well as land available for an additional 53 townhome units.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of June 30, 2009

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)
Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove (3)	2001	14	906	73	—	—	702	204	$5,352
Fulton County
Suburban Atlanta, GA
Callaway Gardens (50% owned)(4)	2006	10	559	124	1	3	15	544	15,110
Harris County
Pine Mountain, GA
Blalock Lakes	2006	14	142	87	—	—	16	126	37,080
Coweta County
Suburban Atlanta, GA
Longleaf at Callaway (5)	2002	9	138	14	—	—	124	14	445
Harris County
Pine Mountain, GA
River’s Call	1999	12	107	13	—	—	94	13	561
East Cobb County
Suburban Atlanta, GA
Tillman Hall	2008	4	29	25	2	4	4	25	2,588
Gwinnett County
Suburban Atlanta, GA

Total consolidated			1,881	336	3	7	955	926	61,136

Temco Associates, LLC (50% owned) (6)
Bentwater	1998	12	1,676	5	—	—	1,671	5	16
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	21	1,385	258	—	—	288	1,097	23,307
Paulding County
Suburban Atlanta, GA
Seven Hills	2003	11	1,077	303	—	—	634	443	16,134
Paulding County
Suburban Atlanta, GA
Harris Place	2004	8	27	9	—	—	18	9	649
Paulding County Suburban Atlanta, GA

Total Temco			4,165	575	—	—	2,611	1,554	40,106

CL Realty, L.L.C. (50% owned) (6)
Long Meadow Farms (37.5% owned)	2003	12	2,106	154	—	1	604	1,502	16,727
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	21	2,568	187	—	—	796	1,772	22,970
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	20	1,199	138	—	—	176	1,023	8,251
Tarrant County
Fort Worth, TX
Summer Lakes	2003	15	1,123	177	—	—	325	798	7,306
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of June 30, 2009

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)
CL Realty, L.L.C., continued
Southern Trails (80% owned)	2005	11	1,027	142	31	37	357	670	$19,728
Brazoria County
Pearland, TX
Village Park	2003	12	560	17	—	—	339	221	7,032
Collin County
McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	8,389
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	9	381	60	12	24	192	189	8,229
Bexar County
San Antonio, TX
Manatee River Plantation	2003	10	457	109	—	—	348	109	4,195
Manatee County
Tampa, FL
Stillwater Canyon	2003	11	335	6	—	—	225	110	2,324
Dallas County
DeSoto, TX
Creekside Oaks	2003	10	301	176	—	—	125	176	6,129
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	7	197	3	—	—	25	172	22,960
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North	2005	10	189	8	2	4	71	118	2,317
Collin County
McKinney, TX
Bridle Path Estates	2004	10	87	—	—	—	—	87	3,199
Hillsborough County
Tampa, FL
West Park	2005	8	84	—	—	—	21	63	5,283
Cobb County
Suburban Atlanta, GA

Total CL Realty			11,107	1,177	45	66	3,604	7,503	145,039

Total			17,153	2,088	48	73	7,170	9,983	$246,281

Company Share of Total			8,134	1,039	19	28	3,737	4,397	$125,373

Company Weighted Average Ownership			47%	50%	40%	38%	52%	44%	51%

(1)	This estimate represents the total projected development capacity for a development on owned land. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of June 30, 2009, 124 houses have been sold by this venture.

(6)	The Company owns 50% of Temco Associates, LLC and CL Realty, L.L.C. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE (1)
As of June 30, 2009

	Total	Units Sold	Units Sold	Total	Remaining	Cost
	Units	in Current	Year to	Units	Units to be	Basis
	Developed	Quarter	Date	Sold	Sold	($000)
10 Terminus Place	137	2	2	15	122	$35,619
Atlanta, GA

The Brownstones at Habersham (2)	14	—	—	—	14	4,382
Atlanta, GA

TOTAL CONSOLIDATED MULTI-FAMILY UNITS	151	2	2	15	136	$40,001

(1)	Glenmore Garden Villas, a townhome community in suburban Charlotte, North Carolina, is included in the Inventory of Land Held schedule.

(2)	The Company’s basis also includes five undeveloped lots at this townhome development.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF JUNE 30, 2009
($ in thousands)

					Rate		Company’s		Company’s	Total	Weighted
	Total	Ownership	Maturity		End of		Share		Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date		Quarter		Recourse		Non-Recourse (1)	Share	to Maturity
CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.75%-1.25%)	$398,000	100%	8/29/2011	(2)	2.36	%(3)	$398,000		$—	$398,000
UNSECURED TERM LOAN	100,000	100%	8/29/2012		6.06	%(4)	100,000			100,000
TERMINUS 100 (INTEREST ONLY)	180,000	100%	10/1/2012		6.13%		5,000		175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (5)	136,000	100%	9/1/2017		6.45%				136,000	136,000
333/555 NORTH POINT CENTER EAST	27,701	100%	11/1/2011		7.00%		27,701			27,701
100/200 NORTH POINT CENTER EAST (INTEREST ONLY UNTIL 7/1/2010)	25,000	100%	6/1/2012		5.39%				25,000	25,000
MERIDIAN MARK PLAZA	22,523	100%	9/1/2010		8.27%				22,523	22,523
LAKESHORE PARK PLAZA	18,075	100%	8/1/2012		5.89%				18,075	18,075
THE POINTS AT WATERVIEW	17,231	100%	1/1/2016		5.66%				17,231	17,231
600 UNIVERSITY PARK	12,651	100%	8/10/2011		7.38%				12,651	12,651
HANDY ROAD ASSOCIATES (PRIME + 0.5%)	3,244	100%	3/31/2010		3.75%				3,244	3,244
THE BROWNSTONES AT HABERSHAM (INTEREST ONLY) (6)	3,150	100%	6/5/2012		5.00%				3,150	3,150
VARIOUS	217	100%	VARIOUS		VARIOUS		18		199	217

TOTAL CONSOLIDATED	943,792				4.63%		530,719		413,073	943,792	3.4

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	111,577	50%	7/20/2010	(2)	1.46%		26,220		29,569	55,789
TERMINUS 200 LLC (LIBOR + 1.65%) ($138MM CONSTRUCTION LOAN)	65,022	50%	6/6/2011	(2)	1.96%		17,250		15,261	32,511
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	50,193	50%	6/1/2013		5.90%				25,097	25,097
THE AVENUE EAST COBB	36,153	11.5%	8/1/2010		8.39%				4,158	4,158
TEN PEACHTREE PLACE	27,610	50%	4/1/2015		5.39%				13,805	13,805
GLENMORE GARDEN VILLAS (LIBOR + 2.25%) ($13.5MM CONSTRUCTION LOANS)	8,674	50%	10/3/2010		2.56%		6,750	(7)		6,750
PINE MOUNTAIN BUILDERS (PRIME)	2,781	50%	3/27/2010		3.25%				1,391	1,391
TEMCO:
BENTWATER LINKS	3,168	50%	5/23/2012		6.81%				1,584	1,584
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	1,373	50%	8/22/2010		4.75%				687	687
WATERFORD PARK (PRIME + 1.5%)	1,222	50%	5/8/2010		4.75%				611	611
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	1,235	50%	3/28/2011		2.56%				618	618

TOTAL UNCONSOLIDATED	309,008				3.10%		50,220		92,781	143,001	2.2

TOTAL ADJUSTED DEBT	$1,252,800				4.43%		$580,939		$505,854	$1,086,793	3.3

INVESTMENT ENTITY DEBT (8)
CHARLOTTE GATEWAY VILLAGE	$116,329	50%	12/1/2016		6.41%				$58,165	$58,165
CL REALTY:
BLUE VALLEY (PRIME)	22,960	12.5%	9/30/2009		3.25%				2,870	2,870
STONEWALL ESTATES (PRIME)	1,862	25.0%	5/31/2010		3.25%				466	466

TOTAL INVESTMENT ENTITY DEBT	141,151				6.24%		—		61,501	61,501	7.0

TOTAL	$1,393,951				4.52%		$580,939		$567,355	$1,148,294	3.5

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	This loan may be extended at the Company’s option for one year, provided certain conditions are met.

(3)	The Company entered into two interest rate swaps that effectively fix the interest rate on two $75 million tranches of the Company’s Corporate Credit Facility at 2.995% and 2.69%, plus the applicable spreads. The rate shown is the weighted average rate for all borrowings under the Credit Facility.

(4)	The interest rate on this instrument is LIBOR plus 0.70% to 1.20%. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents the swap rate plus 1.05%.

(5)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(6)	Interest only at 5% through June 2010 and Prime plus 1.75% from July 2010 through maturity.

(7)	The Company has an obligation to guarantee 50% of the available amount, up to a maximum of $6.75 million.

(8)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Second Quarter 2009 Compared to First Quarter 2009
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	Q1 2009	Q2 2009	% Change	Q1 2009	Q2 2009	% Change	Q1 2009	Q2 2009	% Change	Q1 2009	Q2 2009	Q1 2009	Q2 2009
RENTAL PROPERTY REVENUES	$39,252	$38,817		$22,656	$22,293		$61,908	$61,110		$6,968	$7,322	$68,876	$68,432

RENTAL PROPERTY OPERATING EXPENSES	17,253	15,321		7,563	7,203		24,816	22,524		2,339	2,407	27,155	24,931

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$21,999	$23,496	6.8%	$15,093	$15,090	0.0%	$37,092	$38,586	4.0%	$4,629	$4,915	$41,721	$43,501

RENTAL PROPERTY REVENUES	$39,252	$38,817		$22,656	$22,293		$61,908	$61,110		$6,968	$7,322	$68,876	$68,432
Less: STRAIGHT-LINE RENTS	1,204	1,174		298	332		1,502	1,506		193	104	1,695	1,610
AMORTIZATION OF LEASE INDUCEMENTS	(230)	(237)		7	195		(223)	(42)		(10)	(10)	(233)	(52)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(19)	(19)		0	0		(19)	(19)		0	0	(19)	(19)

CASH BASIS RENTAL PROPERTY REVENUES (1)	38,297	37,899		22,351	21,766		60,648	59,665		6,785	7,228	67,433	66,893

RENTAL PROPERTY OPERATING EXPENSES	17,253	15,321		7,563	7,203		24,816	22,524		2,339	2,407	27,155	24,931

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$21,044	$22,578	7.3%	$14,788	$14,563	-1.5%	$35,832	$37,141	3.7%	$4,446	$4,821	$40,278	$41,962

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$39,252	$38,817		$22,656	$22,293		$61,908	$61,110		$6,968	$7,322	$68,876	$68,432
RENTAL PROPERTY OPERATING EXPENSES	17,253	15,321		7,563	7,203		24,816	22,524		2,339	2,407	27,155	24,931

	$21,999	$23,496		$15,093	$15,090		$37,092	$38,586		$4,629	$4,915	$41,721	$43,501

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$20,196	$21,936
DISCONTINUED OPERATIONS (3)												(7)	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,838	4,978

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												25,027	26,914
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												16,694	16,587

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$41,721	$43,501

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Six Months 2009 Compared to Six Months 2008
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	6M 2008	6M 2009	% Change	6M 2008	6M 2009	% Change	6M 2008	6M 2009	% Change	6M 2008	6M 2009	6M 2008	6M 2009
RENTAL PROPERTY REVENUES	$57,068	$58,374		$40,191	$38,519		$97,259	$96,893		$30,072	$40,413	$127,331	$137,306

RENTAL PROPERTY OPERATING EXPENSES	22,540	23,277		11,801	12,268		34,341	35,545		11,986	16,543	46,327	52,088

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$34,528	$35,097	1.6%	$28,390	$26,251	-7.5%	$62,918	$61,348	-2.5%	$18,086	$23,870	$81,004	$85,218

RENTAL PROPERTY REVENUES	$57,068	$58,374		$40,191	$38,519		$97,259	$96,893		$30,072	$40,413	$127,331	$137,306
Less: STRAIGHT-LINE RENTS	417	892		619	443		1,036	1,335		4,835	1,923	5,871	3,258
AMORTIZATION OF LEASE INDUCEMENTS	(58)	(109)		64	64		6	(45)		(308)	(236)	(302)	(281)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	8	10		0	0		8	10		(308)	(48)	(300)	(38)

CASH BASIS RENTAL PROPERTY REVENUES (1)	56,701	57,581		39,508	38,012		96,209	95,593		25,853	38,774	122,062	134,367

RENTAL PROPERTY OPERATING EXPENSES	22,540	23,277		11,801	12,268		34,341	35,545		11,986	16,543	46,327	52,088

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$34,161	$34,304	0.4%	$27,707	$25,744	-7.1%	$61,868	$60,048	-2.9%	$13,867	$22,231	$75,735	$82,279

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$57,068	$58,374		$40,191	$38,519		$97,259	$96,893		$30,072	$40,413	$127,331	$137,306
RENTAL PROPERTY OPERATING EXPENSES	22,540	23,277		11,801	12,268		34,341	35,545		11,986	16,543	46,327	52,088

	$34,528	$35,097		$28,390	$26,251		$62,918	$61,348		$18,086	$23,870	$81,004	$85,218

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$42,985	$42,132
DISCONTINUED OPERATIONS (3)												(400)	(7)
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												7,088	9,816

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												49,673	51,941
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												31,331	33,277

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$81,004	$85,218

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD
(A) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	8,422	12,355	18,145	5,573	5,380	3,944	1,087	15,984	676	718	1,394
SECOND GENERATION BUILDING IMPROVEMENTS	1,017	1,066	834	1,363	2,995	1,066	2,624	8,048	2,855	3,030	5,885

	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	7,279

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	7,820	9,332	18,130	5,573	5,380	3,944	1,087	15,984	676	705	1,381
SECOND GENERATION BUILDING IMPROVEMENTS	1,015	1,066	834	1,363	2,995	1,066	2,624	8,048	2,855	3,030	5,885

	8,835	10,398	18,964	6,936	8,375	5,010	3,711	24,032	3,531	3,735	7,266

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	602	3,023	15	0	0	0	0	0	0	13	13
SECOND GENERATION BUILDING IMPROVEMENTS	2	0	0	0	0	0	0	0	0	0	0

	604	3,023	15	0	0	0	0	0	0	13	13

TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	7,279

(B) ADJUSTED DEBT:

CONSOLIDATED DEBT	467,516	315,149	676,189	793,882	787,506	852,771	942,239	942,239	945,269	943,792	943,792
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	148,129	172,085	170,166	173,950	180,379	187,742	196,874	196,874	201,948	204,502	204,502

TOTAL DEBT INCLUDING SHARE OF JV’S	615,645	487,234	846,355	967,832	967,885	1,040,513	1,139,113	1,139,113	1,147,217	1,148,294	1,148,294
SHARE OF INVESTMENT ENTITY DEBT	(101,085)	(110,718)	(72,873)	(69,627)	(68,745)	(66,989)	(65,160)	(65,160)	(63,166)	(61,501)	(61,501)

ADJUSTED DEBT	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	1,086,793

RECOURSE DEBT	196,824	226,855	205,658	328,106	337,110	392,422	491,603	491,603	502,396	580,939	580,939
NON-RECOURSE DEBT	317,736	149,661	567,824	570,099	562,030	581,102	582,350	582,350	581,655	505,854	505,854

ADJUSTED DEBT	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	1,086,793

(C) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

RENTAL PROPERTY REVENUES	72,402	85,032	112,645	34,307	36,700	38,337	38,050	147,394	37,509	37,095	74,604
RENTAL PROPERTY OPERATING EXPENSES	(27,988)	(33,955)	(46,139)	(13,439)	(14,583)	(14,641)	(13,944)	(56,607)	(17,313)	(15,159)	(32,472)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	44,414	51,077	66,506	20,868	22,117	23,696	24,106	90,787	20,196	21,936	42,132

(D) INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	28,132	23,766	836	3	6	6	20	35	(5)	0	(5)
LEASE TERMINATION FEES & OTHER INCOME	302	3,155	112	2	0	0	20	22	0	0	0
RENTAL PROPERTY OPERATING EXPENSES	(12,078)	(10,257)	(1,516)	(238)	(173)	(299)	42	(668)	(2)	0	(2)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	16,356	16,664	(568)	(233)	(167)	(293)	82	(611)	(7)	0	(7)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	0	0	0	0	0
PROVISION FOR INCOME TAXES	(126)	(2)	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(25)	(7)	(6)	(6)	0	(19)	0	0	0

FUNDS FROM OPERATIONS	16,230	16,662	(593)	(240)	(173)	(299)	82	(630)	(7)	0	(7)

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,316)	(12,866)	(821)	(167)	(168)	(132)	0	(467)	0	0	0

INCOME FROM DISCONTINUED OPERATIONS	5,914	3,796	(1,414)	(407)	(341)	(431)	82	(1,097)	(7)	0	(7)

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

(E) CONSOLIDATED RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
OUTPARCEL SALES	7,004	6,788	3,000	1,600	0	3,250	0	4,850	1,800	2,775	4,575
LOT SALES	14,929	10,497	6,949	144	1,255	497	247	2,143	748	553	1,301

TOTAL RESIDENTIAL AND OUTPARCEL SALES	21,933	17,285	9,949	1,744	1,255	3,747	247	6,993	2,548	3,328	5,876

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
OUTPARCEL COST OF SALES	5,637	5,132	1,983	845	(25)	1,699	(59)	2,460	1,218	1,650	2,868
LOT COST OF SALES	10,767	7,620	5,825	101	857	218	140	1,316	512	373	885

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	16,404	12,752	7,808	946	832	1,917	81	3,776	1,730	2,023	3,753

OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	11,867	8,184	0	415	956	36	1,407	113	0	113
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	842

OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET -WHOLLY OWNED	21,012	18,881	15,302	4,534	5,579	3,161	554	13,828	1,027	2,051	3,078

SUMMARY:
OUTPARCEL SALES NET OF COS — WHOLLY OWNED	1,367	1,656	1,017	755	25	1,551	59	2,390	582	1,125	1,707
OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	11,867	8,184	0	415	956	36	1,407	113	0	113
TRACT SALES NET OF COS — WHOLLY OWNED	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	842
LOT SALES NET OF COS — WHOLLY OWNED	4,162	2,877	1,124	43	398	279	107	827	236	180	416

TOTAL WHOLLY OWNED SALES, NET	21,012	18,881	15,302	4,534	5,579	3,161	554	13,828	1,027	2,051	3,078

SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL
LOT AND TRACT SALES AND COST OF SALES:
RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
LOT SALES	41,232	38,676	8,718	1,074	1,059	436	1,170	3,739	790	1,835	2,625
TRACT SALES	6,218	14,235	1,355	0	931	2,660	567	4,158	617	0	617

TOTAL RESIDENTIAL LOT AND TRACT SALES	47,450	52,911	10,073	1,074	1,990	3,096	1,737	7,897	1,407	1,835	3,242

RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
LOT COST OF SALES	30,753	30,459	6,896	953	822	254	915	2,944	695	1,625	2,320
TRACT COST OF SALES	2,828	7,560	704	0	0	965	1	966	382	0	382

TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	33,581	38,019	7,600	953	822	1,219	916	3,910	1,077	1,625	2,702

RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	13,869	14,892	2,473	121	1,168	1,877	821	3,987	330	210	540

SHARE OF UNCONSOLIDATED JOINT VENTURES:
LOT SALES LESS COST OF SALES	10,479	8,217	1,822	121	237	182	255	795	95	210	305
TRACT SALES LESS COST OF SALES	3,390	6,675	651	0	931	1,695	566	3,192	235	0	235
INTEREST EXPENSE	(152)	(284)	(238)	(101)	(85)	(139)	(145)	(470)	(137)	(126)	(263)
OTHER	(528)	(381)	(1,087)	1,014	258	(235)	(641)	396	(146)	(562)	(708)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(62)	0	0	(21)	(21)	(21)	0	(63)	(5)	(9)	(14)
IMPAIRMENT LOSS	0	0	0	0	0	0	(347)	(347)	0	(2,619)	(2,619)

RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	13,127	14,227	1,148	1,013	1,320	1,482	(312)	3,503	42	(3,106)	(3,064)

TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	34,139	33,108	16,450	5,547	6,899	4,643	242	17,331	1,069	(1,055)	14

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 YTD

(F)CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
MULTI-FAMILY SALES — CONSOLIDATED:
MULTI-FAMILY SALES	11,233	23,134	20	0	0	5,459	2,985	8,444	0	1,185	1,185
MULTI-FAMILY COST OF SALES	(9,405)	(19,403)	124	0	0	(4,715)	(2,615)	(7,330)	0	(1,185)	(1,185)

MULTI-FAMILY SALES — CONSOLIDATED, NET	1,828	3,731	144	0	0	744	370	1,114	0	0	0

MULTI-FAMILY SALES — JOINT VENTURES:
MULTI-FAMILY SALES	26,127	56,734	(66)	3,321	6,171	12,239	1,560	23,291	0	0	0
MULTI-FAMILY COST OF SALES	(19,098)	(46,562)	(3,261)	(3,122)	(5,976)	(10,976)	(1,073)	(21,147)	0	0	0
OTHER, NET	153	171	3,142	451	(422)	(290)	9	(252)	(1)	2	1

MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)	2	1

TOTAL MULTI-FAMILY FFO	9,010	14,074	(41)	650	(227)	1,717	866	3,006	(1)	2	1

(G)SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
CP VENTURE TWO LLC	1,055	1,791	2,401	288	253	275	139	955	261	254	515
CP VENTURE FIVE LLC	0	1,831	1,248	345	302	209	195	1,051	277	311	588
TEN PEACHTREE PLACE ASSOCIATES	378	373	174	59	64	83	68	274	73	88	161
GATEWAY VILLAGE	1,158	1,176	1,176	294	294	294	294	1,176	294	294	588
CRAWFORD LONG — CPI	418	539	695	212	205	202	188	807	219	247	466
AVENUE MURFREESBORO	0	0	(202)	(37)	12	51	10	36	90	89	179
PALISADES WEST LLC	0	(11)	127	27	26	27	177	257	640	690	1,330
905 JUNIPER, LLC	514	0	0	0	0	0	0	0	0	0	0
50 BISCAYNE, LLC	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)	2	1
TEMCO ASSOCIATES	3,931	7,388	161	(141)	243	799	(360)	541	(210)	(262)	(472)
CL REALTY, LLC	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282	(2,855)	(2,573)
PINE MOUNTAIN BUILDERS, LLC	725	739	41	6	43	0	105	154	(5)	32	27
HANDY ROAD ASSOCIATES, LLC	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)	(30)	(60)
VERDE GROUP, LLC	(984)	(681)	0	0	0	0	0	0	0	0	0
OTHER	18,190	143,395	(360)	(23)	1	(88)	(75)	(185)	(70)	(91)	(161)

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	40,955	173,083	6,100	2,817	2,239	3,497	1,168	9,721	1,820	(1,231)	589

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s website, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Leverage Ratio” represents the calculation of Debt to Total Assets, as defined in the Company’s Credit Agreement. Both Debt and Total Assets include the proportionate share of the Company’s unconsolidated entities.
     “Fixed Charges Ratio” represents the ratio of EBITDA, as defined in the Company’s Credit Agreement, to Fixed Charges, as defined. EBITDA generally represents net income before interest, taxes, depreciation and amortization, subject to various adjustments. Fixed Charges generally represents interest expense, preferred dividends and ground lease payments. Both EBITDA and Fixed Charges include the proportionate share of the Company’s unconsolidated entities.